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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                  ------------

                                    FORM 8-K

                                 CURRENT REPORT

                        PURSUANT TO SECTION 13 OR 15 (d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


                DATE OF EARLIEST EVENT REPORTED: OCTOBER 19, 2004



                              ATWOOD OCEANICS, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)



                         COMMISSION FILE NUMBER 1-13167


        INTERNAL REVENUE SERVICE - EMPLOYER IDENTIFICATION NO. 74-1611874


                15835 PARK TEN PLACE DRIVE, HOUSTON, TEXAS, 77084
                                 (281) 749-7800

                                  ------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
    CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 8.01 OTHER EVENTS

         On October 19, 2004, Atwood Oceanics, Inc. issued a press release announcing the closing of its underwritten public offering of 2,175,000 shares of common stock at a public offering price of $48.50 per share, less the underwriters discount of $2.67 per share, for net proceeds before expenses of $45.83 per share pursuant to effective shelf registration statements on Form S-3 (File Nos. 333-92388 and 333-117534) previously filed with the Securities and Exchange Commission. A copy of the press release is attached to this report as
Exhibit 99.1.

         This Current Report is also being filed for the purpose of filing exhibits to the registration statements on Form S-3 (File Nos. 333-92388 and 333-117534) relating to the underwritten public offering, and all such exhibits are hereby incorporated in the registration statements by reference.

ITEM 9.01 FINANCIAL STATEMENT AND EXHIBITS

(c)  5.1   Opinion of Strasburger & Price, L.L.P.
     23.1  Consent of Strasburger & Price, L.L.P. (included in Exhibit 5.1)
     99.1  Press Release dated October 19, 2004


SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                 ATWOOD OCEANICS, INC.
                                                 (Registrant)


                                                 /s/ James M. Holland
                                                 ---------------------------
                                                 James M. Holland
                                                 Senior Vice President

                                                 DATE: October 19, 2004


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